EXHIBIT 99.g

                               CUSTODY AGREEMENT







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THE BANK OF CALIFORNIA






                               CUSTODY AGREEMENT


      This Agreement is entered into as of Nov. 30, 1990, between Pasadena Investment Trust (the "Trust"), a Massachusetts business trust, having its principal office and place of business at 600 North Rosemead Blvd., Pasadena, CA 91107-2101 and The Bank of California, National Association (the "Custodian"), a National Banking Association organized under the laws of the United States with its principal place of business at 400 California Street, San Francisco, CA 94104.

      In consideration of the mutual promises set forth below, the Trust and the Custodian agree as follows:

      1.     Definitions.
      Whenever used in this Agreement or in any Schedules to this Agreement, the words and phrases set forth below shall have the following meanings, unless the context otherwise requires:

              1.2 "Authorized Person" shall be deemed to include the President, and any Vice President, the Secretary, the Assistant Secretary, the Treasurer and any Assistant Treasurer of the Trust, or any other person, including persons employed by the Investment Manager, whether or not any such person is an officer of the Trust, duly authorized by the Board of Trustees of the Trust to give Oral Instructions and Written Instructions on behalf of the Trust and listed in the certification annexed hereto as Appendix A or such other certification as may be received by the Custodian from time to time.

              1.2 "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees.


              1.3 "Declaration of Trust" shall mean the Declaration of Trust of the Trust as now in effect and as the same may be amended from time to time.

              1.4 "Depository" shall mean The Depository Trust Company ("DTC"), a clearing agency registered with the Securities and Exchange Commission under Section 17(a) of the Securities Exchange Act of 1934, as amended, its successor or successors and its nominee or nominees, in which the Custodian is hereby specifically authorized to make deposits. The term "Depository" shall further mean and include any other person to be named in Written Instructions authorized to act as a depository under the 1940 Act, its successor or successors and its nominee of nominees.

              1.5 "Money Market Security" shall be deemed to include, without limitation, debt obligations issued or guaranteed as to interest and principal by the Government of the United States or agencies or




             _400 CALIFORNIA STREET o P O BOX 45000 o SAN FRANSISCO
                       o CALIFORNIA 94145 o 415 765 0400

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instrumentalities thereof, and repurchase and reverse repurchase agreements with reverse repurchase agreements with respect to any of the foregoing types of securities, commercial paper, bank certificates of deposit, bankers' acceptances and short-term corporate obligations, where the purchase or sale of such securities normally requires settlement in federal funds on the same day as such purchase or sale.

              1.6 "Oral Instructions" shall mean verbal instructions actually received by the Custodian from a person reasonably believed by the Custodian to be an Authorized Person.

              1.7 "Prospectus" shall mean the Series' current prospectus and statement of additional information relating to the registration of the Series' Shares under the Securities Act of 1933, as amended.

              1.8 "Security" or "Securities" shall be deemed to include bonds, debentures, notes, stocks, shares, evidences of indebtedness, and other securities and investments from time to time owned by each Series.

              1.9 "Shares" refers to the shares of beneficial interest of a Series of the Trust.

              1.10 "Series" refers to Funds shown on Schedule A, attached hereto and made a part hereof by this reference, and any such other Series as may from time to time be created and designated in accordance with the provisions of the Declaration of Trust.

              1.11 "Transfer Agent" shall mean the person which performs the transfer agent, dividend disbursing agent and shareholder servicing agent functions for the Trust.

              1.12 "Written Instructions" shall mean a written or electronic communication actually received by the Custodian from an Authorized Person or from a person reasonably believed by the Custodian to be an Authorized Person by telex or any other such system whereby the receiver of such communication is able to verify through codes or otherwise with a reasonable degree of certainty the authenticity of the sender of such communication.

              1.13 The "1940 Act" refers to the Investment Company Act of 1940, and the Rules and regulations thereunder, all as amended from time to time.

      2.      Appointment of Custodian.

              2.1 The Trust hereby constitutes and appoints the Custodian as Custodian of all the Securities and moneys at the time owned by or in the possession of the Trust and specifically allocated to a Series during the period of this Agreement.



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              2.2 The Custodian hereby accepts appointment as such Custodian for the Trust and any Series and agrees to perform the duties thereof as hereinafter set forth.

      3.      Compensation.

              3.1 The Trust will compensate the Custodian for its services rendered under this Agreement in accordance with the fees set forth in the Fee Schedule annexed hereto as Schedule Band incorporated herein by this reference.

              3.2 The parties hereto will agree upon the compensation for acting as Custodian for any Series hereafter established and designated, and at the time that the Custodian commences serving as such for said Series, such agreement shall be reflected in a Fee Schedule for that Series, dated and signed by an officer of each party hereto, which shall be attached to Schedule A of this Agreement.

              3.3 Any compensation agreed to hereunder may be adjusted from time to time by attaching to Schedule B of this Agreement a revised Fee Schedule, dated and signed by Authorized Officer of each party hereto.

              3.4 The Custodian will bill each Series as soon as practicable after the end of each calendar quarter, and said billings will be detailed in accordance with the Fee Schedule for each Series. The Trust will promptly pay to the Custodian the amount of such billing. In the event such bill is not promptly paid, the Custodian may charge against any money specifically allocated to a Series such compensation an4 any expenses incurred by the Custodian in the performance of its duties pursuant to such agreement with respect to such Series. The Custodian shall also be entitled to charge against any money held by it and specifically allocated to a Series the amount of any loss, damage, liability or expense incurred with respect to such Series, including counsel fees, for which it shall be entitled to reimbursement under the provision of this Agreement.

              The expenses which the Custodian may charge against such account include, but are not limited to, the expenses of Sub-Custodians and foreign branches of the Custodian incurred in settling transactions outside of San Francisco or New York City involving the purchase and sale of Securities of any Series.


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      4.      Custody of Cash and Securities.

              4.1 Receipt and Holding of Assets. The Trust will deliver or cause to be delivered to the Custodian all Securities and moneys owned by it, including cash received from the issuances of its Shares, at any time during the period of this Agreement and shall specify the Series to which the Securities and moneys are to be specifically allocated. The Custodian shall segregate and keep apart on its books, the assets of each Series separate and apart, including separate identification of Securities held in the Book-Entry System. The Custodian will not be responsible for such Securities and moneys until actually received by it. The Trust shall instruct the Custodian from time to time in its sole discretion, by means of Written Instructions, or, in connection with the purchase or sale of Money Market Securities, by means of Oral Instructions or Written Instructions, as to the manner in which and in what amounts Securities and moneys of a Series are to be deposited on behalf of such Series in the Book-Entry System or the Depository and specifically allocated on the books of the Custodian to such Series; provided, however, that prior to the deposit of Securities of a Series in the Book-Entry System or the Depository, including a deposit in connection with the settlement of a purchase or sale, the Custodian shall have received Written Instructions specifically approving such deposits by the Custodian in the Book-Entry System or the Depository. Securities and moneys of the Trust deposited in the Book-Entry System or the Depository will be represented in accounts which include only assets held by the Custodian for customers, including but not limited to accounts in which the Custodian acts in a fiduciary or representative capacity.

              4.2 Accounts and Disbursements. The Custodian shall establish and maintain a separate account for each Series and shall credit to the separate account of each Series all moneys received by it for the account of such Series and shall disburse the same only:

                    4.2.1 In payment for Securities purchased for such Series, as provided in Section 5 hereof;

                    4.2.2 In payment of dividends or distributions with respect to the Shares of such Series, as provided in Section 7 hereof;

                    4.2.3 In payment of original issue or other taxes with respect to the Shares of such Series, as provided in Section 8 hereof:

                    4.2.4 In payment for Shares which have been redeemed by such Series, as provided in Section 8 hereof;

                    4.2.5 Pursuant to Written Instructions, or with respect to Money Market Securities, Oral Instructions or Written Instructions, setting forth the name of such Series, the name


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                    and address of the person to whom the payment is to be made the amount to be paid and the purpose for which payment is to be made; or

                    4.2.6 In payment of fees and in reimbursement of the expenses and liabilities of the Custodian attributable to such Series, as provided in Section 11.8 hereof.

              4.3 Confirmation and Statements. Promptly after the close of business each day, the Custodian shall make available to the Trust on-line information with respect to all transfers to and from the account of a Series during that day. The custodian need not send written confirmation or a summary of all such transfers to or from the account of each Series. Where Securities purchased by a Series are in a fungible bulk of Securities registered in the name of the Custodian (or its nominee) or shown on the Custodian's account on the books of the Depository or the Book-Entry System, the Custodian shall by book entry or otherwise identify the quantity of those securities belonging to such Series. At least monthly, the Custodian shall furnish the Trust with a detailed statement of the Securities and moneys held for each Series under this Agreement.

              4.4 Registration of Securities and Physical Separation.

              All Securities held for a Series which are issued or issuable only in bearer form, except such Securities as are held in the Book-Entry System, shall be held by the Custodian in that form; all other Securities held for a Series may be registered in the name of that Series, in the name of any duly appointed registered nominee of the Custodian as the Custodian may from time to time determine, or in the name of the Book-Entry System or the Depository of their successor or successors, or their nominee of nominees. When a reference is made in this Agreement to an action to be taken by Custodian it is understood by the parties that the action may be taken directly or in the case of book-entry securities, through the appropriate depository. The Trust agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or the Depository, any Securities which it may hold for the account of a Series and which may from time to time be registered in the name of a Series. The Custodian (or its sub-custodians) shall hold all such Securities specifically allocated to a Series which are not held in the Book-Entry System or the Depository in a separate account for such series in the name of such Series physically segregated at all times from those of any other person or persons.

              4.5 Collection: of Income and Other Matters Affecting Securities. Unless otherwise instructed to the contrary by Written Instructions, the Custodian shall with respect to all Securities held for a Series in accordance with this Agreement:



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              4.5.1 Collect all income due or payable;

              4.5.2 Present for payment and collect the amount payable upon all Securities which may mature or be called, redeemed or retired, or otherwise become payable. Notwithstanding the foregoing, the Custodian shall have no responsibility to the Trust or a Series for monitoring or ascertaining of any call, redemption or retirement date with respect to put bonds which are owned by a Series and held by the Custodian or its nominee. Nor shall the Custodian have any responsibility or liability to the Trust to a Series for any loss by a Series for any missed payment or other default resulting therefrom unless the Custodian received timely notification, which shall not be less than 5 business days, from the Trust or the Series specifying the time, place and manner for the presentment of any put bond owned by a Series and held by the Custodian or its nominee. The Custodian shall not be responsible and assumes no liability to the Trust or a Series for the accuracy or completeness of any notification the Custodian shall provide to the Trust or a series with respect to put bonds;

              4.5.3 Execute any necessary declarations or certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect; and

              4.5.4 Hold for the account of each Series all rights and other Securities issued with respect to any Securities held by the Custodian hereunder for such Series.

      4.6 Delivery of Securities and Evidence of Authority. Upon receipt of Written Instructions and not otherwise, except for subparagraphs 5, 6, 7, and 8 which may be effected by Oral or Written Instructions, the Custodian shall:

              4.6.1 Execute and deliver or cause to be executed and delivered to such persons as may be designated in such Written Instructions, proxies, consents, authorization, and any other instruments whereby the authority of the Trust as owner of any Securities may be exercised;

              4.6.2 Deliver or cause to be delivered any Securities held for a Series in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

              4.6.3 Deliver or cause to be delivered any Securities held for a Series to any protective committee, reorganization committee


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              or other person in connection with the reorganization,
              refinancing, merger, consolidation or recapitalization or sale of assets of any corporation, and receive and hold under the terms of this Agreement in the separate account for each Series such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

              4.6.4 Make or cause to be made such transfers or exchanges of the assets specifically allocated to the separate account of a Series and take such steps as shall be stated in said Written Instructions to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Trust;

              4.6.5 Deliver Securities owned by any Series upon sale of such Securities for the account of such Series pursuant to Section 5;

              4.6.6 Deliver Securities owned by any Series upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into by such Series;

              4.6.7 Deliver Securities owned by any Series to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable; provided, however, that in any such case the cash or other consideration is be delivered to the Custodian. Notwithstanding the foregoing, the Custodian shall have no responsibility to the Trust or to a Series for monitoring or ascertaining of any call, redemption or retirement date with respect to put bonds which are owned by a Series and held by the Custodian or its nominee. Nor shall the Custodian have any responsibility or liability to the Trust or a Series for any loss by a Series for any missed payment or other default resulting therefrom unless the Custodian received timely notification, which shall be not less than 5 business days, from the Trust or the Series specifying the time, place and manner for the presentment of any put bond owned by a Series and held by the Custodian or its nominee. The Custodian shall not be responsible and assumes no liability to the Trust or a Series for the accuracy or completeness of any notification the Custodian may furnish to the Trust or the Series with respect to put bonds;

              4.6.8 Deliver Securities owned by any Series in connection with any loans of Securities made by such Series but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Trust which may be in any form permitted under the 1940 Act or any interpretations thereof issued by the Securities and Exchange Commission or its staff;


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              4.5.9 Deliver Securities owned by any Series for delivery as security in connection with any borrowings by such Series requiring a pledge of Series assets, but only against receipt of amount borrowed;

              4.5.10 Deliver Securities owned by any Series upon receipt of instructions from such Series for delivery to the Transfer Agent or to the holders of Shares of such Series in connection with distributions in kind, as may be described from time to time in the Series' Prospectus, in satisfaction of requests by holders of Shares for repurchase or redemption; and

              4.5.11 Deliver Securities owned by any Series for any other proper business purpose, but only upon receipt of, in addition to Written Instructions, a certified copy of a resolution of the Board of Trustees signed by an Authorized Person and certified by the Secretary or Assistant Secretary of the Trust, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper business purpose, and naming the person or persons to whom delivery of such Securities shall be made.

      4.7 Endorsement and Collection of Checks. Etc. The Custodian is hereby authorized to endorse and collect all checks, drafts or other orders for the payment of money received by the Custodian for the account of a Series.

5.    Purchase and Sale of Investments of the Series.

      5.1 Promptly after each purchase of Securities for a Series, the Trust shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each purchase of Money Market Securities, either Written Instructions, in either case specifying with respect to each purchase: (1) the name of the Series to which such Securities are to be specifically allocated; (2) the name of the issuer and the title of the Securities; (3) the number of shares or the principal amount purchased and accrued interest, if any; (4) the date of purchase and settlement; (5) the purchase price per unit; (6) the total amount payable upon such purchase;
      (7) the name of the person from whom or the broker through whom the purchase was made, if any; (8) whether or not such purchase is to be settled through the Book-Entry System or the Depository; and (9) whether the Securities purchased are to be deposited in the Book-Entry System or the Depository. The Custodian shall receive all Securities purchased by or for a Series and upon receipt of such Securities shall payout of the moneys held for the account of such Series the total amount payable upon such purchase, provided that the same conforms to the total amount payable as set forth in such Written or Oral Instructions.




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      5.2 Promptly after each sale of Securities of a Series, the Trust shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each sale of Money Market Securities, either Written or Oral Instructions, in either case specifying with respect to such sale: (1) the name of the Series to which the Securities sold were specifically allocated; (2) the name of the issuer and the title of the Securities; (3) the number of shares or principal amount sold, and accrued interest, if any; (4) the date of sale; (5) the sale price per unit: (6) the total amount payable to the Series upon such sale; (7) the name of the broker through whom or the person to whom the sale was made: and (8) whether or not such sale is to be settled through the Book-Entry System or the Depository. The Custodian shall deliver or cause to be delivered the Securities to the broker or other person designated by the Trust upon receipt of the total amount payable to such Series upon such sale, provided that the same conforms to the total amount payable to such Series as set forth in such Written or such Oral Instructions. Subject to the foregoing, the Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.


6.    Lending of Securities

      If any Series is permitted as disclosed in its current Prospectus or Statement of Additional Information to lend Securities specifically allocated to that Series, within 24 hours after each loan of Securities, the Trust shall deliver to the Custodian Written Instructions specifying with respect to each such loan; (1) the Series to which the loaned Securities are specifically allocated: (2) the name of the issuer and title of the Securities: (3) the number of shares or the principal amount loaned; (4) the date of loan and delivery: (5) the total amount to be delivered to the Custodian, and specifically allocated to such Series against the loan of the Securities, including the amount of cash collateral and the premium, if any, separately identified: (6) the name of the broker, dealer or financial institution to which the loan was made; and (7) whether the Securities loaned are to be delivered through the Book-Entry System or the Depository.

      Promptly after each termination of a loan of Securities specifically allocated to a Series, the Trust shall deliver to the Custodian Written Instructions specifying with respect to each such loan termination and return of Securities: (1) the name of the Series to which such loaned Securities are specifically allocated: (2) the name of the issuer and the title of the Securities to be returned; (3) the number of shares or the principal amount to be returned: (4) the date of termination: (5) a specific identification of the Securities held




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      as collateral on the total amount to be delivered by the Custodian including the total amount to be delivered by the Custodian including the cash collateral; (6) the name of the broker, dealer or financial institution from which the Securities will be returned; (7) whether such return is to be effected through the Book-Entry System or the Depository; and (8) the name of the broker, dealer or financial institution to which the cash or Securities collateral is to be returned. The Custodian shall receive all Securities returned from the broker, dealer or financial institution to which such Securities were loaned and upon receipt thereof shall pay, out of the money specifically allocated to such Series, the total amount payable upon such return of Securities as set forth in the Written Instruction. Securities returned to the Custodian shall be held as they were prior to such loan.

7.    Payment of Dividends or Distributions.

      7.1 The Trust shall furnish to the Custodian the resolution of the Board of Trustees of the Trust certified by the Secretary or Assistant Secretary
      (i) authorizing the declaration of dividends or distribution with respect to a Series on a specified periodic basis and authorizing the Custodian to rely on Oral or Written Instructions specifying the date of the declaration of such dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per share to the shareholders of record as of the record date and the total amount payable per share to the shareholders of record as of the record date and the total amount payable to the Transfer Agent on the payment date, or (ii) setting forth the date of declaration of any dividend or distribution by a Series, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per share to the shareholders of record as of the record date and the total amount payable to the Transfer Agent on the payment date.

      7.2 Upon the payment date specified in such resolution, Oral Instructions, or Written Instructions, as the case may be, the Custodian shall payout the moneys specifically allocated to and held for the account of the appropriate Series the total amount payable to the Transfer Agent of the Trust.

8.    Sale and Redemption of Shares of Series.

      8.1 Whenever the Trust shall sell any Shares of a Series, the Trust shall deliver or cause to be delivered to the Custodian Written Instructions duly specifying:

              8.1.1 The name of the Series whose Shares were sold;



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              8.1.2 The number of Shares sold, trade date, and price; and

              8.1.3 The amount of money to be received by the Custodian for the sale of such Shares and specifically allocated to such Series.

      8.2 Upon receipt of such money from the Transfer Agent, the Custodian shall credit such money to the separate account of the Series specified in subparagraph 8.1.1 of this Section 8.

      8.3 Upon issuance of any Shares of a Series in accordance with the foregoing provisions of this Section 8, the Custodian shall pay, out of the moneys specifically allocated and held for the account of such Series, all original issue or other taxes required to be paid in connection with such issuance upon the receipt of Written Instructions specifying the amount to be paid.

      8.4 Except as provided hereafter, whenever any Shares of a Series are redeemed, the Trust shall cause the Transfer Agent to promptly furnish to the Custodian Written Instructions, specifying:

              8.4.1 The name of the Series whose Shares were redeemed;

              8.4.2 The number of Shares redeemed; and

              8.4.3 The amount to be paid for the Shares redeemed.

              The Custodian understands that the information contained in such Written Instructions will be derived from the redemption of Shares as reported to the Trust by the Transfer Agent.

      8.5 Upon receipt from the Transfer Agent of advice setting forth the number of Shares of a Series received by the Transfer Agent for redemption and that such Shares are valid and in good form for redemption, the Custodian shall make payment to the Transfer Agent out of the moneys specifically allocated to and held for the account of the Series specified in subparagraph (1) of paragraph (d) of this Section 8 of the total amount specified in Written Instructions issued pursuant to paragraph (d) of this
      Section 8.

      8.6 Notwithstanding the above provisions regarding the redemption of Shares, whenever such Shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Trust, the Custodian, unless otherwise instructed by Written Instructions shall, upon receipt of advice from the Trust or its agent stating that the redemption is in good form for redemption in accordance with the check redemption procedure, honor the check presented as part of such check redemption privilege out of the moneys specifically allocated to the Trust in such advice for such purpose.


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9.    Indebtedness.

      9.1 The Trust will cause to be delivered to the Custodian by any bank (excluding the Custodian) from which the Trust borrows money for temporary administrative or emergency purposes using Securities as collateral for such borrowings, a notice or undertaking in the form currently employed by any such bank setting forth the amount which such bank will loan to the Trust against delivery of a stated amount of collateral. The Trust shall promptly deliver to the Custodian Written or Oral Instructions stating with respect to each such borrowing: (1) the name of the Series for which the borrowing is to be made; (2) the name of the bank; (3) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Trust, or other loan agreement; (4) the time and date, if known, on which the loan is to be entered into (the "borrowing date"); (5) the date on which the loan becomes due and payable; (6) the total amount payable to the Trust for the separate account of the Series on the borrowing date;
      (7) the market value of Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities; (8) whether the Custodian is to deliver such collateral through the Book-Entry System or the Depository; and (9) a statement that such loan is in conformance with the 1940 Act and the Series' Prospectus.

      9.2 Upon receipt of the Written or Oral Instructions referred to in subparagraph (a) above, the Custodian shall deliver on the borrowing date the specified collateral and the executed promissory note, if any, against delivery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Written or Oral Instructions. The Custodian may, at the option of the lending bank keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Custodian shall deliver as additional collateral in the manner directed by the Trust from time to time such Securities specitically allocated to such Series as may be specified in Written or Oral Instructions to collateralize further any transaction described in this Section 9. The Trust shall cause all Securities released from collateral status to be returned directly to the Custodian, and the Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Trust fails to specify in Written or Oral Instructions all of the information required by this Section 9, the Custodian shall not be under any obligation to deliver any Securities. Collateral returned to the Custodian shall be held hereunder as it was prior to being used as collateral.



223J  11/19/90                        -12

10.   Persons Having Access to Assets of the Series.

      10.1 No Trustee, officer, employee or agent of the Trust, and no officer, director, employee or agent of the Advisor, shall have physical access to the assets of the Trust held by the Custodian or be authorized or permitted to withdraw any investments of the Trust, nor shall the Custodian deliver any assets of the Trust to any such person. No officer, director, employee or agent of the Custodian who holds any similar position with the Trust, the Advisor shall have access to the assets of the Trust.

      10.2 The individual employees of the Custodian duly authorized by the Board of Directors of the Custodian to have access to the assets of the Trust are listed in the certification annexed hereto as Appendix C. The Custodian shall advise the Trust of any change in the individuals authorized to have access to the assets of the Trust by written notice to the Trust accompanied by a certified copy of the authorizing resolution for the Custodian's Board of Directors approving such change.

      10.3 Nothing in this Section 10 shall prohibit any officer, employee or agent of the Trust, or any officer, director, employee or agent of the Advisor, from giving Oral Instructions or Written Instructions to the Custodian so long as it does not result in delivery of or access to assets of the trust prohibited by paragraph (a) of this Section 10.

11.   Concerning the Custodian.

      11.1 Standard of Conduct. The Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and reasonably believed by it to be valid or genuine and shall be held harmless in acting upon proper instructions, resolutions, any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties and shall be entitled to receive as conclusive proof of any fact or matter required to be ascertained by it hereunder, a certificate signed by the President, a Vice President, the Treasurer, the Secretary or an Assistant Secretary of the Trust. The Custodian may receive and accept a resolution as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Trustees pursuant to the Declaration of Trust as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice from the Secretary or an Assistant Secretary to the contrary.

          The Custodian shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Trust) on all matters, and shall be without liability for any action reasonably taken or



223J  11/19/90                        -13
      omitted pursuant to such advice. Provided, however, that if such reliance involves a potential material loss to the Trust, the Custodian shall advise the Trust of any such actions to be taken in accordance with such advice of counsel to the Custodian.

         The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement but shall be liable only for its own negligent or bad faith acts or willful misconduct or failures to act by the Custodian and it agents or Employees. The Trust shall indemnify the Custodian and hold it harmless from and against all losses, liabilities, demands, claims, actions, expenses, attorneys' fees, and taxes with respect to each Series which the Custodian may suffer or incur on account of being Custodian hereunder except to the extent that such losses, liabilities, demands, claims, actions, expenses, attorneys fees or taxes arise from the Custodian's own gross negligence or bad faith. Notwithstanding the foregoing the Custodian shall be liable to the Trust for any loss or damage resulting from the use of the Book-Entry System or the Depository arising by reason of any negligence, misfeasance or misconduct on the part of the Custodian or any of its employees or agents.

         If a Series requires the Custodian to take any action with respect to Securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to such Series being liable for the payment of money or incurring liability of some other form, such Series, as a prerequisite to requiring the Custodian to take such action, shall, prior to the Custodian taking such action, provide indemnity in writing to the Custodian in an amount and form satisfactory to it.


      11.2 Limit of Duties. Without limiting the generality of the foregoing, the Custodian shall be under no duty or obligation to inquire into, and shall not be liable for:

         11.2.1 The validity of the issue of any Securities purchased by any Series, the legality of the purchase thereof, or the propriety of the amount paid therefor;

         11.2.2 The legality of the sale of any Securities by any Series, or the propriety of the amount for which the same are sold;

         11.3.3 The legality of the issue or the sale of any Shares, or the sufficiency of the amount to be received therefor;

         11.3.4 The legality of the redemption of any Shares, or the propriety of the amount to be paid therefor;


223J  11/19/90                        -14

         11.3.5 The legality of the declaration or payment of any dividend or other distribution of any Series;

         11.3.6 The legality of any borrowing for temporary or emergency administrative purposes.

      11.4 No Liability Until Receipt. The Custodian shall not be liable for, or considered to be the Custodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of any Series until the Custodian actually receives and collects such money directly or by the final crediting of the account representing the Trust's interest in the Book-Entry System or the Depository.

      11.5 Collection Where Payment Refused. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (a) it shall be directed to take such action by Written Instructions and (b) it shall be assured to its satisfaction of reimbursement of its costs and expenses in connection with any such action.

      11.6 Appointment of Agents and Sub-Custodians. The Custodian may appoint one or more banking institutions, including but not limited to banking institutions located in foreign countries, to act as Depository or Depositories or as Sub-Custodian or as Sub-Custodians of Securities and moneys at any time owned by any Series, upon terms and conditions specified in Written Instructions. The Custodian shall use reasonable care in selecting a Depository and/or Sub-Custodian located in a country other than the United States ("Foreign Sub-Custodian"), and shall oversee the maintenance of any Securities or moneys of the Trust by any Foreign Sub-Custodian.

      11.7 No Duty to Ascertain: Authority. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the Trust and specifically allocated to a Series are such as may properly be held by the Series and specifically allocated to such Series under the provisions of the Declaration of Trust and the Series' Prospectus.

      11.8 Reliance on Certificates and Instructions. The Custodian shall be entitled to rely upon any Written Instructions or Oral Instructions actually received by the Custodian pursuant to the applicable Sections of this Agreement and reasonably believed by the Custodian to be genuine and to be given by an Authorized Person. The Trust agrees to forward to the Custodian Written Instructions from an Authorized Person confirming such Oral Instructions in such manner so that such Written Instructions are received by the Custodian, whether by hand delivery, telex, or otherwise, by the close of business on



223J  11/19/90                        -15
      the same day that such Oral Instructions are given to the Custodian. The Trust agrees that the fact that such confirming instructions are not received by the Custodian shall in no way affect the validity for the transactions or enforceability of the transactions hereby authorized by the Trust. The Trust agrees that the Custodian shall incur no liability to the Trust in acting upon Oral Instructions given to the Custodian hereunder concerning such transactions provided such instructions reasonably appear to have been received from a duly Authorized Person.

      11.9 Inspection of Books and Records. The books and records of the Custodian regarding the Trust shall be open to inspection and audit at reasonable times by officers and auditors employed by the Trust and by employees of the Securities and Exchange Commission. The Custodian shall provide the Trust, upon request, with any report obtained by the Custodian on the system of internal accounting control of the Book-Entry System or the Depository and with such reports on its own systems of internal accounting control as the Trust may reasonably request from time to time. Provided, however, that in the event that the Trust shall require a report of internal accounting control produced by the auditors of the Series rather than of the Custodian, then such report shall be prepared at the expense of the Series, and the Series agrees to pay for the time expended by Custodian on such audit and report at the hourly rate set forth on the Fee agreement.

12.   Term and Termination.

      12.1 This Agreement shall become effective on the date first set forth above (the "Effective Date") and shall continue in effect thereafter as the parties may mutually agree.

      12.2 Either of the parties hereto may terminate this Agreement with respect to any Series by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than 60 days after the date of receipt of such notice. In the event such notice is given by the Trust, it shall be accompanied by a certified resolution of the Board of Trustees of the Trust, electing to terminate this Agreement with respect to any Series and designating a successor Custodian or Custodians, which shall be a person qualified to so act under the 1940 Act. In the event such notice is given by the Custodian, the Trust shall, on or before the termination date, deliver to the Custodian a certified resolution of the Board of Trustees of the Trust, designating a successor Custodian or Custodians. In the absence of such designation by the Trust, the Custodian may designate a successor Custodian, which shall be a person qualified to so act under the 1940 Act. If the Trust fails to designate a successor Custodian for any Series, the Trust shall upon the date specified in the notice of termination of this Agreement and upon the delivery by the Custodian of all Securities (other than


223J  11/19/90                        -16

      Securities held in the Book-Entry Systems which cannot be delivered to the Trust) and moneys then owned by such Series, be deemed to be its own Custodian and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry system which cannot be delivered to the Trust.

      12.3 Upon the date set forth in such notice under paragraph (b) of this
      Section 12, this Agreement shall terminate to the extent specified in such notice, and the Custodian shall upon receipt of a notice of acceptance by the successor Custodian on that date deliver directly to the successor Custodian all Securities and moneys then held by the Custodian and specifically allocated to the Series or Series specified, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled with respect to such Series or Series.

13.   Miscellaneous.

      13.1 Annexed hereto as Appendix A is a certification signed by two of the present Trustees of the Trust setting forth the names and the signatures of the present Authorized Persons. The Trust agrees to furnish to the Custodian a new certification in similar form in the event that any such present Authorized Person ceases to be such an Authorized Person or in the event that other or additional Authorize, Persons are elected or appointed. Until such new certification shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signature: of the present Authorized Persons as set forth in the last delivered certification.

      [begin strikethrough] 13.2 Annexed hereto as Appendix B is a certification signed by two of the present Trustees of the Trust setting forth the names and the signatures of the present Trustees of the Trust. The Trust agrees to furnish to the Custodian a new certification in similar form in the event any such present Trustee ceases to be a Trustee of the Trust or in the event that the other or additional Trustees are elected or appointed. Until such new certification shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon the signature of the officers as set forth in the last delivered certification. [end strikethrough]

      13.3 Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at:

          The Bank of California, N.A.
          Mutual Fund Services Dept., Trust Group
          P.O. Box 45196
          San Francisco, California 94111



223J  11/19/90                        -17
          or such other place as the Custodian may from time to time designate in writing.

      13.4 Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Trust, shall be sufficiently given if addressed to the Trust and mailed or delivered to it at its offices at 600 Rosemead Blvd., Pasadena, CA 91107-2101 or at such other place as the Trust may from time to time designate in writing.

      13.5 This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, and as may be permitted or required by the 1940 Act.

      13.6 This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns: provided, however, that this Agreement shall not be assignable by the Trust without the written consent of the Custodian, or by the Custodian without the written consent of the Trust authorized or approved by a resolution of the Board of Trustees of the Trust, and any attempted assignment without such written consent shall be null and void.

      13.7 This Agreement shall be construed in accordance with the laws of the State of California.

      13.8 It is expressly agreed to that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

      13.9 The captions of the Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      13.10 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.



223J  11/19/90                        -18

                                   APPENDIX B

            [begin strikethrough] Certification of Trustees of Trust







                                        Pasadena Investment Trust

                                        By:_____________________________
                                             Name:______________________
                                             Title:_____________________
                                             Date:______________________

                                        By:______________________________
                                             Name:_______________________
                                             Title:______________________
                                             Date:_______________________

         The Bank of California

         By:___________________________
                Name:____________________
                Title:___________________
                Date:____________________ [end strikethrough]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized as of the day and year first above written.

                                        Pasadena Investment Trust


                                            Pasadena Investment Trust

                                        By:/s/Roger Engemann
                                           --------------------------------
                                            Name:  Roger Engemann
                                                   ------------------------
                                            Title: President
                                                   ------------------------
                                            Date:  12-5-90
                                                   ------------------------



                                        By:/s/John Tilson
                                           --------------------------------
                                            Name:  John Tilson
                                                   ------------------------
                                            Title: Secretary
                                                   ------------------------
                                            Date:  12-5-90
                                                   ------------------------




       The Bank of California

   By:/s/Mary Fowler
      -------------------------------
   Name:  Mary Fowler
         ----------------------------
   Title: Vice President
         ----------------------------
   Date:  11/19/90
         ----------------------------

                                    SCHEDULE A
                                      Funds

Name of Funds:
--------------


The Pasadena Growth Fund
The Pasadena US Government Securities Fund
The Pasadena Fundamental Value Fund
The Pasadena Nifty Fifty Fund





                                            Pasadena Investment Trust

                                        By:/s/Roger Engemann
                                           --------------------------------
                                            Name:  Roger Engemann
                                                   ------------------------
                                            Title: President
                                                   ------------------------
                                            Date:  12-5-90
                                                   ------------------------



                                        By:/s/John Tilson
                                           --------------------------------
                                            Name:  John Tilson
                                                   ------------------------
                                            Title: Secretary
                                                   ------------------------
                                            Date:  12-5-90
                                                   ------------------------




       The Bank of California

   By:/s/Mary Fowler
      -------------------------------
   Name:  Mary Fowler
         ----------------------------
   Title: Vice President
         ----------------------------
   Date:  11/19/90
         ----------------------------

                                   Schedule B
                                      Fees
                                CUSTODY SERVICES


Pasadena Investment Trust


   ITEMIZED FEES


   Transaction Fee                          $17.00 Depository Eligible
                                            $40.00 Depository Ineligible

   Annual Holding Fee                       $25.00 Depository Eligible
                                            $40.00 Depository Ineligible

   Disbursements, Fedwires                  $10.00
   Out-of-Pocket Expenses                   As incurred


ANNUAL ADMINISTRATION FEE                   $2,500

EXTRAORDINARY FEES                          For all services not specifically
                                            provided for in this Agreement at
                                            $30/hour.


                                            Pasadena Investment Trust

                                        By:/s/Roger Engemann
                                           --------------------------------
                                            Name:  Roger Engemann
                                                   ------------------------
                                            Title: President
                                                   ------------------------
                                            Date:  12-5-90
                                                   ------------------------



                                        By:/s/John Tilson
                                           --------------------------------
                                            Name:  John Tilson
                                                   ------------------------
                                            Title: Secretary
                                                   ------------------------
                                            Date:  12-5-90
                                                   ------------------------




   The Bank of California

   By:/s/Mary Fowler
      -------------------------------
      Name:  Mary Fowler
            ----------------------------
      Title: Vice President
            ----------------------------
      Date:  11/19/90
            ----------------------------

                                   Schedule B
                                      Fees
                                CUSTODY SERVICES



Pasadena Investment Trust

ITEMIZED FEES

   Transaction Fee                          $17.00 Depository Eligible
                                            $40.00 Depository Ineligible

   Annual Holding Fee                       $25.00 Depository Eligible
                                            $40.00 Depository Ineligible

   Disbursements, Fedwires                  $10.00
   Out-of-Pocket Expenses                   As incurred


ANNUAL ADMINISTRATION FEE                   $2,500

EXTRAORDINARY FEES                          For all services not specifically
                                            provided for in this Agreement at
                                            $30/hour.


                                            Pasadena Investment Trust

                                        By:/s/Roger Engemann
                                           --------------------------------
                                            Name:  Roger Engemann
                                                   ------------------------
                                            Title: President
                                                   ------------------------
                                            Date:  12-5-90
                                                   ------------------------



                                        By:/s/John Tilson
                                           --------------------------------
                                            Name:  John Tilson
                                                   ------------------------
                                            Title: Secretary
                                                   ------------------------
                                            Date:  12-5-90
                                                   ------------------------




      The Bank of California

   By:/s/Mary Fowler
      -------------------------------
      Name:  Mary Fowler
            ----------------------------
      Title: Vice President
            ----------------------------
      Date:  11/19/90
            ----------------------------

                                   APPENDIX A

                        Certificate of Authorized Persons
















                                            Pasadena Investment Trust

                                        By:/s/Roger Engemann
                                           --------------------------------
                                            Name:  Roger Engemann
                                                   ------------------------
                                            Title: President
                                                   ------------------------
                                            Date:  12-5-90
                                                   ------------------------



                                        By:/s/John Tilson
                                           --------------------------------
                                            Name:  John Tilson
                                                   ------------------------
                                            Title: Secretary
                                                   ------------------------
                                            Date:  12-5-90
                                                   ------------------------




      The Bank of California

   By:/s/Mary Fowler
      -------------------------------
      Name:  Mary Fowler
            ----------------------------
      Title: Vice President
            ----------------------------
      Date:  11/19/90
            ----------------------------

                                   APPENDIX B

            [begin strikethrough] Certification of Trustees of Trust













                                            Pasadena Investment Trust

                                        By:_____________________________
                                             Name:______________________
                                             Title:_____________________
                                             Date:______________________

                                        By:______________________________
                                             Name:_______________________
                                             Title:______________________
                                             Date:_______________________

         The Bank of California

         By:___________________________
                Name:____________________
                Title:___________________
                Date:____________________ [end strikethrough]

         Amendment Number 2 to Custody Contract Dated November 30, 1990
      Between Pasadena Investment Trust and Union Bank of California, N.A.
                           Effective November 1, 1996


                                   Schedule A


Funds:



The Pasadena Growth Fund
The Pasadena Balanced Return Fund
The Pasadena Nifty Fifty Fund
The Pasadena Small & Mid-Cap Growth Fund
The Pasadena Equity Income Fund




The Pasadena Investment Trust

By:  s/
   -----------------------------------

Title: Controller - Fund Accounting
       -------------------------------

Date: 12/23/96
      --------------------------------


The Union Bank of California, N.A.

By:  s/
   -----------------------------------

Title: VP & Manager
       -------------------------------

Date: 11-8-96
      --------------------------------

                     AMENDMENT NUMBER 3 TO CUSTODY AGREEMENT
                             DATED NOVEMBER 30,1990
                         BETWEEN PHOENIX-ENGEMANN FUNDS
                    (FORMALLY PASADENA INVESTMENT TRUST) AND
                          UNION BANK OF CALIFORNIA N.A.
                          EFFECTIVE SEPTEMBER 12, 2001

This Amendment is supplemental to and shall be read as one with the Custody Agreement dated November 30, 1990 between Phoenix-Engemann Funds (formerly known as Pasadena Investment Trust (the "Trust") and Union Bank of California, N.A. (the "Custodian"), as amended by this Amendment Number 3 effective September 12, 2001. The Trust and Custodian hereby agree to the following:

The following provisions shall apply and supercede any contradictory provisions in the Custodian Agreement dated November 30 1990 between Pasadena Investment Trust and Union Bank of California N.A., as previously amended (hereafter referred to as the "Agreement"). All capitalized terms used in the Agreement shall have the same meanings in this Amendment, except as noted below.

1.    DEFINITIONS. Certain terms used in this Amendment are defined as follows:

      1.1  "Account" means, collectively, each account maintained by Custodian.

      1.2  "Board" means the Board of Trustees of the Trust.

      1.3 "Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure, prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

      1.4 "Eligible Foreign Custodian" ("Sub-Custodian", or collectively "Sub-Custodians") has the meaning set forth in section (a)(1) of Rule 17f-5 of the 1940 Act or that has otherwise been made exempt pursuant to an SEC exemptive order.

      1.5 "Eligible Securities Depository", ("Depository", or collectively "Depositories") has the meaning set forth in section (b)(1) of Rule 17f-7 of the 1940 Act or that has otherwise been made exempt pursuant to an SEC exemptive order.

      1.6 "Emerging Market" means each market so identified on Appendix B attached hereto.

      1.7  "Foreign Custody Manager" has the meaning set forth in section
(a)(3) of Rule 17f-5 of the 1940 Act.

      1.8 "Foreign Market" means each market so identified on Appendix B attached hereto.


      1.9 "Rule 17f-5" means ss.270.17(f)-5 of the 1940 Act, as amended from time to time.

      1.10 "Rule 17f- 7" means ss.270.17 (f)- 7 of the 1940 Act, as amended from time to time.

      1.11 "Securities" means, in addition to the meaning as defined in Paragraph 1. of the Agreement, domestic or foreign securities or both within the meaning of ss.2(a)(36) of the 1940 Act and regulations -issued by the SEC under ss.270.17(f) of the 1940 Act, as amended, which are held by Custodian in the Account, and shall include cash of any currency or other property of the Trust and all income and proceeds of sale of such securities or other property of the Trust.

2.    REPRESENTATION

      2.1 The Trust represents that with respect to any Account established by the Trust to hold Securities, the Trust is authorized to enter into the Agreement and to retain Custodian on the terms and conditions and for the purposes described therein.

      2.2 Custodian represents that it (i) is organized under the laws of the United States and has its principal place of business in the United States; (ii) is a bank within the meaning of ss.202(a)(2) of the Investment Advisers Act of 1940 and ss.2(a)(5) of the 1940 Act, as amended; and (iii) has equity capital in excess of $1 million.

3. SUPPLEMENTAL TERMS OF CUSTODY. Subject to the terms of this Amendment and the Agreement, Custodian shall be responsible for the safekeeping and custody of Securities. Custodian may (i) retain possession of all or any portion of Securities, including possession in a foreign branch or other office of Custodian; or (ii) retain, in accordance with Paragraph 4 of this Amendment, one or more Sub-Custodians to hold all or any portion of the Securities. Custodian and any Sub-Custodian may, in accordance with Paragraph 5 of this Amendment, deposit definitive or book-entry Securities with one or more Depositories.

      3.1 If Custodian retains possession of Securities, Custodian shall ensure the Securities are at all times properly identified as being held for the appropriate Account. Custodian shall segregate physically the Securities from other securities or property held by Custodian. Custodian shall not be required to segregate physically the Securities from other securities or property held by Custodian for third parties as Custodian, but Custodian shall maintain adequate records showing the true ownership of the Securities.

      3.2 If Custodian deposits Securities with a Sub-Custodian, Custodian shall maintain adequate records showing the identity and location of the Sub-Custodian, the Securities held by the Sub-Custodian, and each Account to which such Securities belong.

      3.3 If Custodian or any Sub-Custodian deposits Securities with a Depository, Custodian shall maintain, or shall cause the Sub-Custodian to maintain, adequate records showing the identity and location of the Depository, the Securities held by the Depository, and each Account to which such Securities belong.

      3.4 If the Trust directs Custodian to deliver certificates or other physical evidence of ownership of Securities to any broker or other party, other than a Sub-Custodian or Depository employed by Custodian for purposes of maintaining the Account, Custodian's sole responsibility shall be to exercise care and diligence in effecting the delivery as instructed by the Trust. Upon completion of the delivery, Custodian shall be discharged completely of any further liability or responsibility with respect to the safekeeping and custody of Securities so delivered.

      3.5 Custodian shall ensure that (i) the Securities will not be subject to any right, charge, security interest, lien, or claim of any kind in favor of Custodian or any Sub-Custodian except for Custodian's expenses relating to the Securities' safe custody or administration, and (ii) the beneficial ownership of the Securities will be freely transferable without the payment of money or value other than for safe custody or administration.

      3.6 The Trust or its designee, shall have reasonable access upon reasonable notice during regular business hours to the books and records, or shall be given confirmation of the contents of the books and records, maintained by Custodian or any Sub-Custodian holding Securities hereunder to verify the accuracy of such books and records. Custodian shall notify the Trust promptly of any applicable law or regulation in any country where Securities are held that would restrict such access or confirmation.

      4. SUB-CUSTODIANS; CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Trust, by resolution adopted by its Board, hereby delegates to the Custodian, subject to section (b) of Rule 17f-5, the responsibilities set forth below with respect to Securities of the Fund held outside the United States ("Foreign Assets"), and the Custodian hereby accepts such delegation as the Foreign Custody Manager with respect to the Trust.

     4.1   Scope of Delegated Responsibilities:

           4.1.1 Selection of Eligible Foreign Custodians. Subject to the provisions of this Paragraph 4, the Foreign Custody Manager may place and maintain Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Appendix B to this Amendment and the Agreement, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place and maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the market in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering factors relevant to the safekeeping of such assets, including, without limitation the factors specified in section (c)(1) of Rule 17f-5.

           4.1.2 Contracts with Eligible Foreign Custodians. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of section (c)(2) of Rule 17f-5.

           4.1.3 Monitoring. In each case where the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible

Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with subparagraph 4.3 below.

           4.2 Guidelines for the Exercise of Delegated Authority. For purposes of this Paragraph 4, the Trust shall be deemed to have considered the Country Risk as is incurred by placing and maintaining Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Trust. To aid the Trust in monitoring Country Risk, Custodian shall provide the Trust the following information relating to Country Risk: (a) at least annually, opinions of local counsel concerning whether applicable foreign law would restrict the access afforded to the Trust's independent public accountants to books and records kept by an eligible foreign custodian located in that country; whether applicable foreign law would restrict the Customer's ability to recover its Foreign Assets and cash in the event of the bankruptcy of an Eligible Foreign Custodian located in that country; whether applicable foreign law would restrict the Customer's ability to recover Foreign Assets that are lost while under the control of an Eligible Foreign Custodian located in the country; and (b) periodic market reports with respect to securities settlement and registration, taxation, and depositories, if any. Custodian may also periodically provide the Trust market reports with respect to each foreign country's securities regulatory environment, foreign ownership restrictions, or foreign exchange practices. The Trust hereby acknowledges that (i) such information is solely designed to inform the Trust of market conditions and procedures and is not intended to be considered comprehensive or as a recommendation to invest or not invest in particular markets, and (ii) Custodian is not the primary source of the information and has gathered the information from sources it considers reliable, but that Custodian shall have no responsibility for inaccuracies or incomplete information.

           4.3 Reporting Requirements. The Foreign Custody Manager shall report the withdrawal of Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Appendix B at the end of the calendar quarter in which an amendment to such Appendix has occurred. The Foreign Custody Manager shall make written reports promptly notifying the Board of any other material change in the foreign custody arrangements of the Trust or at such other times as the Board deems reasonable and appropriate.

           4.4 Standard of Care as Foreign Custody Manager. In performing its delegated responsibilities, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

           4.5 Representations with respect to Rule 17f-5. The Foreign Custody Manager represents to the Trust that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5. The Trust represents to the Custodian that the Board has determined, based on information provided to it by the Custodian, that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Amendment to the Custodian as Foreign Custody Manager of the Trust.

5. DEPOSITORIES: COMPLIANCE WITH RULE 17F-7. Custodian shall provide an analysis of the custody risks associated with maintaining the Trust's Foreign Assets with each Eligible Securities Depository used by Custodian prior to the initial placement of the Trust's Foreign Assets at such

Depository and at which any Foreign Assets of the Trust are held or are expected to be held. Custodian shall monitor the custody risks associated with maintaining the Trust's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify customer or its adviser of any material changes in such risks. Custodian shall exercise reasonable care, prudence and diligence in performing the requirements set forth in this Paragraph. Based on the information available to it in the exercise of diligence, Custodian shall determine the eligibility under Rule 17f-7 of each Depository before including it on Appendix B hereto and shall promptly advise the Trust if any Eligible Securities Depository ceases to be eligible. For purposes of this Paragraph 5, the Trust shall be deemed to have considered the Country Risk as is incurred by placing and maintaining Foreign Assets in each country in which each such Eligible Securities Depository operates.

6. MARKET TRANSACTIONS: SETTLEMENT DATES. Custodian has identified certain Foreign Markets and certain Emerging Markets in Appendix B of this Amendment, which Custodian may amend in writing to the Trust from time to time.

      6.1 The Trust agrees that all settlements of Securities transactions shall be "transacted in accordance with the local laws, customs, market practices and procedures to which Sub-Custodians and Depositories are subject in each Foreign and Emerging Market.

      6.2 The Trust understands and agrees that settlement of Securities transactions is available only on an actual settlement date basis in certain Emerging Markets, which are identified in Appendix B, and as may be amended by Custodian in writing to the Trust from time to time.

           6.2.1 For Emerging Markets with actual settlement dates, cash of any currency deposited or delivered to the Account shall be available for use by the Trust only on the actual business day on which funds of good value are available to Sub-Custodian in the Account.

           6.2.2 For Emerging Markets with actual settlement dates, Securities deposited or delivered to the Account shall be available for use by the Trust only on the actual business day on which such Securities are held in the nominee name or are otherwise subject to the control of, and in a form for good delivery by, the Sub-Custodian.

7. TAXES. Custodian shall pay or cause to be paid from the Account all taxes and levies in the nature of taxes imposed on the Account or the Securities thereof by any country. Custodian will use its best efforts to give the Trust advance written notice of the imposition of such taxes. However, Custodian shall use reasonable efforts to obtain refunds of taxes withheld on Securities or the income thereof that are available under applicable tax laws, treaties, and regulations.

8.    CUSTODIAN'S RESPONSIBILITIES AND LIABILITIES:

        8.1 Custodian's duties and responsibilities shall be limited to those expressly set forth in this Amendment and the Agreement, or as otherwise agreed by Custodian in writing. In carrying out its responsibilities, Custodian shall exercise no less than the same degree of care and diligence it usually exercises with respect to similar property of its own.

        8.2 Custodian (i) shall not be required to maintain any special insurance for the benefit of the Trust, and (ii) shall not be liable or responsible for any loss, damage, expense, failure to perform or delay caused by accidents, strikes, fire, flood, war, riot, electrical or mechanical or communication line or facility failures, acts of third parties (including without limitation any messenger, telephone or delivery service), acts of God, war, government action, civil commotion, fire, earthquake, or other casualty or disaster or any other cause or causes which are beyond Custodian's reasonable control. However, Custodian shall use reasonable efforts to replace Securities lost or damaged due to such causes with securities of the same class and issue with all rights and privileges pertaining thereto. Custodian shall be liable to the Trust for any loss which shall occur as the result of the failure of a Sub-Custodian to exercise reasonable care with respect to the safekeeping of assets to the same extent that Custodian would be liable to the Trust if Custodian were holding such securities and cash in its own premises. In all cases, Custodian's liability for any act or failure to act under this Amendment and the Agreement shall be limited to the resulting direct loss, if any, of the Trust. Under no circumstances shall Custodian be liable for any consequential, indirect, punitive, or special damage which the Trust may incur or suffer in connection with this Amendment and the Agreement.

        8.3 Custodian shall not be required to appear in or defend any legal proceedings with respect to the Account or the Securities unless Custodian has been indemnified to its reasonable satisfaction against loss and expense (including reasonable attorneys' fees).

9. Effective Date. This Amendment shall be effective as of the date appearing below, and shall supersede any contradictory provisions in the Agreement.

The Custodian and the Trust hereby acknowledge that the Amendment shall form part of the Agreement and shall be binding on the Custodian and the Trust.


      Date: September 12, 2001

TRUST:

           /s/Roger Engemann
           ------------------------------------------------
           Authorized Signature

           Roger Engemann, President

UNION BANK OF CALIFORNIA, N.A.:


           /s/ Carl E. Schultz
           -------------------------------------------------
           Authorized Signature

           Carl E. Schultz, Senior Vice President

APPENDIX B: LIST OF COUNTRIES, ELIGIBLE FOREIGN CUSTODIANS AND ELIGIBLE SECURITIES DEPOSITORIES
AS OF SEPTEMBER 12, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FOREIGN/
 COUNTRY/                                                                                  COMPULSORY    EMERGING      SETTLEMENT
  MARKET       SUB-CUSTODIAN                                DEPOSITORY                     DEPOSITORY     MARKET        STANDARD
------------------------------------------------------------------------------------------------------------------------------------
 Argentina      Citibank                                  Caja de Valores                      No        Emerging      Contractual
------------------------------------------------------------------------------------------------------------------------------------
 Australia      National Australia Bank          Government Debt: The Reserve Bank            Yes        Foreign       Contractual
                                                  Information and Transfer System
                                                  Corporate and Government Bond:
                                                            Austraclear
                                             Equities: Clearing House Electronic Sub-
                                                          register System
------------------------------------------------------------------------------------------------------------------------------------
 Austria        Bank Austria                       Wertpapiersammelbank bei der               Yes        Foreign       Contractual
                                                 Oesterreichischi Kontrollbank AG
------------------------------------------------------------------------------------------------------------------------------------
 Bangladesh     Standard Chartered Bank                        None                            No        Emerging         Actual
------------------------------------------------------------------------------------------------------------------------------------
 Belgium        KBC Bank                     Government Instruments: Banque Nationale         Yes        Foreign       Contractual
                                                            de Belgique
                                                Equities and Corporate Debt: Caisse
                                                Interprofessionelle de Depots et de
                                                        Virements de Titres
------------------------------------------------------------------------------------------------------------------------------------
 Brazil         Citibank                     Equities: Camara de Liquidacao e Custodia        Yes        Emerging         Actual
                                               Government Bonds: Sistema Especial de
                                                       Liquidacao e Custodia
                                             Other Fixed Income: Camara de Liquidacao
                                                            e Custodia
------------------------------------------------------------------------------------------------------------------------------------
 Canada         Royal Bank of Canada          The Canadian Depository for Securities          Yes        Foreign       Contractual
                                                              Limited
------------------------------------------------------------------------------------------------------------------------------------
 Chile          Citibank                            Deposito Central de Valores                No        Emerging         Actual
------------------------------------------------------------------------------------------------------------------------------------
 China          Standard Chartered Bank         The China Securities Depository and           Yes        Emerging         Actual
                                               Clearing Corporation Limited (CSDCC)
------------------------------------------------------------------------------------------------------------------------------------
 Colombia       Citibank                       Government Bonds: Deposito Central de           No        Emerging         Actual
                                                              Valores
                                             Equities and Other Fixed Income: Deposito
                                                      Centralizado de Valores
------------------------------------------------------------------------------------------------------------------------------------
 Czech          Ceskoslovenska Obchodni        Government Bonds: Registracni Centrum          Yes        Emerging         Actual
 Republic       Banka                                   Ceske Narodni Banky
                                            Equities and Other Fixed Income: Stredisko
                                                          Cennych Papiru
------------------------------------------------------------------------------------------------------------------------------------
 Denmark        Danske Bank                        The Danish Securities Centre               Yes        Foreign       Contractual
------------------------------------------------------------------------------------------------------------------------------------
  UNION BANK OF CALIFORNIA GLOBAL CUSTODY                                                                             PAGE 1 OF 4

APPENDIX B: LIST OF COUNTRIES, ELIGIBLE FOREIGN CUSTODIANS AND ELIGIBLE SECURITIES DEPOSITORIES
AS OF SEPTEMBER 12, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FOREIGN/
 COUNTRY/                                                                                  COMPULSORY    EMERGING      SETTLEMENT
  MARKET       SUB-CUSTODIAN                                DEPOSITORY                     DEPOSITORY     MARKET        STANDARD
------------------------------------------------------------------------------------------------------------------------------------
  Egypt        Citibank                         Misr for Clearing, Settlement and             Yes        Emerging        Actual
                                                            Depository
------------------------------------------------------------------------------------------------------------------------------------
  Finland      Merita Bank                      Finnish Central Depository Limited            Yes        Foreign       Contractual
------------------------------------------------------------------------------------------------------------------------------------
  France       Credit Agricole Indosuez                  Euroclear France                     Yes        Foreign       Contractual
------------------------------------------------------------------------------------------------------------------------------------
  Germany      Dresdner Bank                      Clearstream Banking Frankfurt               Yes        Foreign       Contractual
------------------------------------------------------------------------------------------------------------------------------------
  Greece       Citibank                      Equities:.Central Securities Depository          Yes        Emerging      Contractual
                                              Government Instruments: Bank of Greece
------------------------------------------------------------------------------------------------------------------------------------
  Hog Kong     Standard Chartered Bank          Government Instruments: Hong Kong             Yes        Foreign       Contractual

                                                        Monetary Authority

                                              Equities and Corporate Debt: Hong Kong
                                               Securities Clearing Company Limited

------------------------------------------------------------------------------------------------------------------------------------
  Hungary      Bank Austria                 Central Depository and Clearing House Ltd.        Yes        Emerging        Actual
------------------------------------------------------------------------------------------------------------------------------------
  India        Citibank                      Government Bonds: The Public Debt Office         Yes        Emerging        Actual
                                              Equities and Corporate Bonds: National
                                                    Securities Depository Ltd.
                                               Equities and Corporate Bonds: Bombay
                                                  Stock Exchange Clearing House
                                              Equities and Corporate Bonds: National
                                                  Stock Exchange Clearing House
------------------------------------------------------------------------------------------------------------------------------------
  Indonesia    Standard Chartered Bank         PT. Kustodian Sentral Efek Indonesia           Yes        Emerging         Actual
------------------------------------------------------------------------------------------------------------------------------------
  Ireland      Allied Irish Bank                              CREST                           Yes        Foreign       Contractual
------------------------------------------------------------------------------------------------------------------------------------
  Israel       Bank Leumi                                      None                           No         Emerging         Actual
------------------------------------------------------------------------------------------------------------------------------------
  Italy        IntesaBCI                                   Monte Titoli                       Yes        Foreign       Contractual
------------------------------------------------------------------------------------------------------------------------------------
  Japan        Bank of Tokyo Mitsubishi       Government Instruments: Bank of Japan           No         Foreign       Contractual
                                               Equities and Corporate Bonds: Japan
                                                   Securities Depository Center
------------------------------------------------------------------------------------------------------------------------------------
  Jordan       Citibank                                        None                           No         Emerging         Actual
------------------------------------------------------------------------------------------------------------------------------------
  Korea        Standard Chartered Bank             Korean Securities Depository               Yes        Emerging         Actual
(Republic of)
------------------------------------------------------------------------------------------------------------------------------------
  Malaysia     Standard Chartered Bank        Government Bonds: Bank Nagara Malaysia          Yes        Emerging         Actual
                                                 Equities and Other Fixed Income:
                                                   Malaysian Central Depository
------------------------------------------------------------------------------------------------------------------------------------
  Mexico       Banco National de Mexico       Instituto Para el Deposito de Valores           Yes        Emerging      Contractual
               SA (a subsidiary of                      (INDEVAL SA)
               Citicorp)
------------------------------------------------------------------------------------------------------------------------------------
  Morocco      Citibank                                     MAROC LEAR                        No         Emerging         Actual
------------------------------------------------------------------------------------------------------------------------------------
  UNION BANK OF CALIFORNIA GLOBAL CUSTODY                                                                              PAGE 2 OF 4

APPENDIX B: LIST OF COUNTRIES, ELIGIBLE FOREIGN CUSTODIANS AND ELIGIBLE SECURITIES DEPOSITORIES AS OF SEPTEMBER
12, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FOREIGN/
 COUNTRY/                                                                                  COMPULSORY    EMERGING      SETTLEMENT
  MARKET       SUB-CUSTODIAN                                DEPOSITORY                     DEPOSITORY     MARKET        STANDARD
------------------------------------------------------------------------------------------------------------------------------------
 Netherlands   Fortis Bank                  Nederlands Centraallnstituut voor Giraal         Yes         Foreign       Contractual
                                                      Effectenverkeer B.V.
------------------------------------------------------------------------------------------------------------------------------------
 New Zealand   National Nominees                  Reserve Bank of New Zealand                Yes         Foreign       Contractual
------------------------------------------------------------------------------------------------------------------------------------
 Norway        Christiania Bank                       Verdipapirsentralen                    Yes         Foreign       Contractual
------------------------------------------------------------------------------------------------------------------------------------
 Pakistan      Standard Chartered Bank       Government Instruments: State Bank of            No         Emerging         Actual
                                                            Pakistan
                                            Equities and Other Fixed Income: Central
                                              Depository Company of Pakistan Ltd.
------------------------------------------------------------------------------------------------------------------------------------
 Peru          Citibank                                      CAVALI                          Yes         Emerging         Actual
------------------------------------------------------------------------------------------------------------------------------------
 Philippines   Standard Chartered Bank      Equities: Philippine Central Depository          Yes         Emerging         Actual
                                              Government Bonds: Bangko Sentral ng
                                                          Philippines
                                            Other Government Instruments: Bureau of
                                                            Treasury
------------------------------------------------------------------------------------------------------------------------------------
 Poland        Bank Handlowy w Warszawie       Government Bonds: National Bank of            Yes         Emerging         Actual
               (a subsidiary of Citibank)                    Poland
                                            Equities and Other Fixed Income: National
                                                    Depository of Securities
------------------------------------------------------------------------------------------------------------------------------------
 Portugal      Banco Comercial Portugues         Central de Valores Mobiliarios               No         Foreign       Contractual
------------------------------------------------------------------------------------------------------------------------------------
 Russia        Citibank                        Government Bonds: Rosvneshtorgbank             No         Emerging         Actual
                                              Equities, GKO's and OFZ's: National
                                                       Depository Center
------------------------------------------------------------------------------------------------------------------------------------
 Singapore     Development Bank of              Central Depository (PTE) Limited             Yes         Foreign       Contractual
               Singapore
------------------------------------------------------------------------------------------------------------------------------------
 Slovenia      Bank Austria                 Central Securities Clearing Corporation          Yes         Emerging         Actual
------------------------------------------------------------------------------------------------------------------------------------
 South Africa  Standard Bank of                Government and Corporate Debt: The             No         Foreign       Contractual
                South Africa                        Central Depository Limited
                                             Equities: Shares Transactions Totally
                                                           Electronic
------------------------------------------------------------------------------------------------------------------------------------
 Spain         BNP Paribas                      Government Bonds: Bank of Spain              Yes         Foreign       Contractual
                                            Equities and Corporate Debt: Servico de
                                             Compensacion y Liquidacion de Valores
------------------------------------------------------------------------------------------------------------------------------------
 Sri Lanka     Standard Chartered Bank             Central Depository System                  No         Emerging         Actual
------------------------------------------------------------------------------------------------------------------------------------
 Sweden        SEBanken                              Vardepapperscentralen                   Yes         Foreign       Contractual
------------------------------------------------------------------------------------------------------------------------------------
 Switzerland   UBS AG                                  Segalntersettle AG                     No         Foreign       Contractual
------------------------------------------------------------------------------------------------------------------------------------
  UNION BANK OF CALIFORNIA GLOBAL CUSTODY                                                                             PAGE 3 OF 4

APPENDIX B: LIST OF COUNTRIES, ELIGIBLE FOREIGN CUSTODIANS AND ELIGIBLE SECURITIES DEPOSITORIES
AS OF SEPTEMBER 12, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FOREIGN/
 COUNTRY/                                                                                  COMPULSORY    EMERGING      SETTLEMENT
  MARKET       SUB-CUSTODIAN                                DEPOSITORY                     DEPOSITORY     MARKET        STANDARD
------------------------------------------------------------------------------------------------------------------------------------
 Taiwan        Standard Chartered Bank        Taiwan Securities Central Depository           Yes         Emerging      Contractual
                                                          Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
 Thailand      Standard Chartered Bank       Thailand Securities Depository Company           No         Emerging         Actual
                                                              Ltd.
------------------------------------------------------------------------------------------------------------------------------------
 Turkey        Citibank                     Government Bonds: Central Bank of Turkey         Yes         Emerging         Actual
                                            Equities and Other Fixed Income: Istanbul
                                                  Settlements and Custody Bank
------------------------------------------------------------------------------------------------------------------------------------
 United
 Kingdom       HSBC Bank                                      CREST                          Yes         Foreign       Contractual
------------------------------------------------------------------------------------------------------------------------------------
 United        Union Bank of                Equities and Fixed Income: The Depository        Yes         Foreign       Contractual
 States        California NA                           Trust Company (DTC)
                                                      Equities: Citibank NA
                                               Equities and Fixed Income: National
                                                 Securities Clearing Corporation
                                             Government Bonds: Federal Reserve Bank
------------------------------------------------------------------------------------------------------------------------------------
 Venezuela     Citibank                     Equities, Corporate and Government Debt:          No         Emerging         Actual
                                                  Caja Venezolana de Valores SA
------------------------------------------------------------------------------------------------------------------------------------


   UNION BANK OF CALIFORNIA GLOBAL CUSTODY                                                                            PAGE 4 OF 4